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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY




        KNOW ALL PERSONS BY THESE PRESENCE, that each person whose signature appears below constitutes and appoints, jointly and severally, William E. Lindsey, Michael P. Grella and Stuart M. Warren, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement of International Aircraft Investors (Registration No. 333-19875), and to sign any registration statement for the same offering covered by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming what each of said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                        /s/  RALPH O. HELLMOLD
                                        -------------------------------------
                                        Ralph O. Hellmold



                                        /s/  MAGNUS GUNNARSSON
                                        -------------------------------------
                                        Magnus Gunnarsson



                                        /s/  ALAN G. STANFORD, JR.
                                        -------------------------------------
                                        Alan G. Stanford, Jr.